                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, HAWAIIAN ELECTRIC INDUSTRIES, INC. a Hawaii corporation, and the officers and directors of said corporation whose names are signed hereto, hereby constitute and appoint ROBERT
F. CLARKE, ROBERT F. MOUGEOT, CONSTANCE H. LAU, DAVID J. REBER, GREGORY R. KIM and STEPHANIE A. GONSALVES of Honolulu, Hawaii, and each of them, with full power of substitution in the premises (with full power to each of them to act alone), their true and lawful attorneys and agents, and in its and their name, place and stead, to do any and all acts and things and to execute any and all instruments and documents which said attorneys and agents or any of them may deem necessary or advisable to enable Hawaiian Electric Industries, Inc. to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with:

          (i) the registration under said Act pursuant to a Registration Statement on Form S-8 (the "Registration Statement") of up to an additional 350,000 shares of Common Stock without par value of Hawaiian Electric Industries, Inc. for issuance pursuant to the Hawaiian Electric Industries Retirement Savings Plan and an indeterminate amount of interests in said Plan, and to include in such Registration Statement pursuant to Rule 429 promulgated under the Securities Act a combined prospectus covering such 350,000 shares

                                  EXHIBIT 24
of Common Stock plus the shares of Common Stock registered but not yet sold pursuant to Regis. No. 33-43892, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of Hawaiian Electric Industries, Inc. and the names of the undersigned officers and directors thereof, in the capacities indicated below, to the Registration Statement to be filed with the Securities and Exchange Commission in respect of the aforementioned securities and Plan interests, to any and all amendments (including pre- and post-effective amendments) and supplements to said Registration Statement (including specifically and without limiting the generality of the foregoing, any amendment or amendments changing the amount of shares for which registration is being sought) and to any instruments or documents filed as a part of or in connection with said Registration Statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof; and

          (ii) the current registration under said Act of up to 250,000 shares of the Common Stock of Hawaiian Electric Industries, Inc. for issuance pursuant to the Plan and an indeterminate amount of interests in said Plan (Regis. No. 33-43892, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of Hawaiian Electric Industries, Inc. and the names of the undersigned officers and directors thereof, in the capacities indicated below, to any and all post-effective amendments and supplements to said Registration Statement (including specifically and without limiting the generality of the foregoing, any amendment or amendments changing the amount of shares for which registration is being sought) and to any instruments or documents filed as a part of or in connection with said Registration Statement or amendments or supplements thereto and/or which operate pursuant to Rule 429 to amend said Registration Statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, Hawaiian Electric Industries, Inc. has caused this Power of Attorney to be executed in its name by its President and its Financial Vice President and attested by its Secretary, and the undersigned officers and directors of Hawaiian Electric Industries, Inc. have hereunto set their hands, as of the 15th day of February, 1994. This Power of Attorney may be executed in any number of counterparts by the corporation and by any one or more of the officers and directors named below.

ATTEST:                                   HAWAIIAN ELECTRIC INDUSTRIES, INC.


/s/ Betty Ann M. Splinter                 By    /s/ Robert F. Clarke
- -------------------------                    ------------------------
Betty Ann M. Splinter                        Robert F. Clarke
Secretary                                    President and Principal
                                             Executive Officer


                                          By  /s/ Robert F. Mougeot
                                             ------------------------
                                             Robert F. Mougeot
                                             Financial Vice President
                                             and Principal Financial
                                             Officer

/s/ Robert F. Clarke                         President, Principal Executive
- -------------------------                    Officer and Director
Robert F. Clarke



/s/ Robert F. Mougeot                        Financial Vice President and
- -------------------------                    Principal Financial Officer
Robert F. Mougeot



/s/ Curtis Y. Harada                         Controller and Principal
- -------------------------                    Accounting Officer
Curtis Y. Harada



/s/ Edwin L. Carter                          Director
- -------------------------
Edwin L. Carter




/s/ John D. Field                            Director
- -------------------------
John D. Field



/s/ Richard Henderson                        Director
- -------------------------
Richard Henderson



/s/ Ben F. Kaito                             Director
- -------------------------
Ben F. Kaito



/s/ Victor Hao Li                            Director
- -------------------------
Victor Hao Li



/s/ Bill D. Mills                            Director
- -------------------------
Bill D. Mills



/s/ A. Maurice Myers                         Director
- -------------------------
A. Maurice Myers



/s/ Ruth M. Ono                              Director
- -------------------------
Ruth M. Ono

- -------------------------                    Director
Diane J. Plotts



_________________________                    Director
Oswald K. Stender



/s/ Kelvin H. Taketa                         Director
- -------------------------
Kelvin H. Taketa



/s/ Thurston Twigg-Smith                     Director
- -------------------------
Thurston Twigg-Smith



/s/ Jeffrey N. Watanabe                      Director
- -------------------------
Jeffrey N. Watanabe



/s/ Harwood D. Williamson                    Director
- -------------------------
Harwood D. Williamson